UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4551

Smith Barney Equity Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  January 31
Date of reporting period: January 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

                CLASSIC SERIES | ANNUAL REPORT | JANUARY 31, 2004

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

     ----------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
     ----------------------------------------------------------------------

[PHOTO OMITTED]

CHARLES P. GRAVES III, CFA     ELLEN S. CAMMER
PORTFOLIO MANAGER              PORTFOLIO MANAGER

--------------------------------------------------------------------------------
CHARLES P. GRAVES III, CFA
--------------------------------------------------------------------------------

Charles P. Graves III, CFA has more than 19 years of securities business experience and began co-managing the fund in June of 2001.

Education: BA from Hamilton College; MBA from Columbia University

--------------------------------------------------------------------------------
ELLEN S. CAMMER
--------------------------------------------------------------------------------

Ellen S. Cammer has more than 21 years of securities business experience and has co-managed the fund since 1995.

Education: BFA from Windham College; MBA from Fordham University

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The fund also normally invests between 15% and 35% of its assets in fixed-income securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
February 2, 1987

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
19 Years (Charles P. Graves III, CFA)
21 Years (Ellen S. Cammer)

--------------------------------------------------------------------------------

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report o January 31, 2004

SMITH BARNEY SOCIAL
AWARENESS FUND

What's Inside

Letter from the Chairman ...................................................   1
Manager Overview ...........................................................   2
Fund Performance ...........................................................   5
Historical Performance .....................................................   6
Schedule of Investments ....................................................   7
Statement of Assets and Liabilities ........................................  14
Statement of Operations ....................................................  15
Statements of Changes in Net Assets ........................................  16
Notes to Financial Statements ..............................................  17
Financial Highlights .......................................................  22
Independent Auditors' Report ...............................................  24
Additional Information .....................................................  25
Tax Information ............................................................  28

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

At the start of the fund's fiscal year in February 2003, the domestic economy and stock market were dominated by uncertainty stemming from growing geopolitical tensions, especially the war in Iraq. By March of 2003, business and economic fundamentals began to show signs that the bear market for stocks that had dominated the previous three years was finally nearing an end. As the year progressed, new federal tax legislation provided a significant near-term tax cut for consumers, businesses and investors while key interest rates continued to hover near record lows. These factors, among others, contributed to a broad stock market rally that produced significant gains for many sectors of the economy.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 9, 2004


        1   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
                                MANAGER OVERVIEW
================================================================================

Performance Review

For the 12 months ended January 31, 2004, Class A shares of the Smith Barney Social Awareness Fund, excluding sales charges, returned 26.92%. These shares performed worse than the fund's unmanaged equity benchmark, the S&P 500 Index,(i) but better than the fund's unmanaged fixed-income benchmark, the Lehman Brothers Government/Credit Bond Index,(ii) which returned 34.55% and 5.62%, respectively, for the same period. They also outperformed the fund's Lipper flexible portfolio funds category average, which was 24.95% for the same time frame.(1)

--------------------------------------------------------------------------------

                              PERFORMANCE SNAPSHOT
                             AS OF JANUARY 31, 2004
                           (excluding sales charges)

--------------------------------------------------------------------------------
                                               6 Months               12 Months
--------------------------------------------------------------------------------
Class A Shares                                  12.08%                 26.92%
--------------------------------------------------------------------------------
S&P 500 Index                                   15.22%                 34.55%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Bond Index                                4.76%                  5.62%
--------------------------------------------------------------------------------
Lipper Flexible Portfolio Funds
Category Average(1)                             11.94%                 24.95%
--------------------------------------------------------------------------------

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 11.58% and Class L shares returned 11.61% over the six months ended January 31, 2004. Excluding sales charges, Class B shares returned 25.87% and Class L shares returned 25.99% over the 12 months ended January 31, 2004.

All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Lehman Brothers Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment-grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------

Equity Market Overview

Last year was a great year for equity market investors as the three-year contraction in stock prices came to an end. The year began much like 2002 ended, that is to say, weakly. The looming war in Iraq, continued revelations of corporate malfeasance, and generally disappointing corporate earnings performance pushed many stock prices down, close to their October 2002 lows. However, similar to July and October 2002, this period proved to be one where many investors found good value in stocks. The stock market rally that began in mid-March 2003, was supported by both improving macroeconomic and corporate profit fundamentals. The federal government cut taxes on both dividends and capital gains, and accelerated income tax relief. The Federal Reserve lowered key interest rates in June 2003 to levels not seen in over 40 years, and residential mortgage refinancing hit record levels. Indicators of consumer confidence, business confidence and capital spending all improved over the course of the year, as did corporate revenue and earnings growth. The end result was a broad-based improvement in stock prices that left many investors feeling positive for the first time since March of 2000.

Fixed-Income Market Overview

In the bond market, the year began with the major debate centered on the timing of an anticipated rise in interest rates, expected by many to begin sometime in 2003. Looking across the yield curve,(iii) from short-term bonds such as two-year U.S. Treasuries to 30-year long bonds, the actual rate rise from February 2003 through January 2004 ranged over a muted 17-30 basis points.(iv) There was no shortage of volatility in between, however. Interest rates declined dramatically during the first half of 2003 until they reached historical lows in the middle of June. Indeed, most of the year's total returns in the bond market were realized during the first half of the year. Whether returns were from rising bond prices as rates declined, or from rising prices on corporate debt securities as yield spreads compressed, it was a "first-half of the year" story. Even the stellar performance of the corporate debt sector, which received a great deal of media attention, was front-end loaded with a majority of the bond market's total returns coming in the first two calendar quarters of 2003.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2004, calculated among the 347 funds for the six-month period and among 310 funds for the 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


        2   Smith Barney Social Awareness Fund   |   2004 Annual Report

As conservative bond managers facing cyclical lows in the interest rate environment, we began the year looking to don our defense hats. Preservation of principal for the fund's fixed-income portfolio became paramount at this point of the cycle, although the fund's slightly defensive posture caused it to miss out on some of the upside returns in the first half. While we did not expect the economy to immediately right itself, and anticipated a period of time to allow the economic malaise to be worked through, we did not anticipate the one last run to lower rates. However, the Fed bought itself a little insurance by reducing the federal funds rate in June, as it became spooked with the prospect of dealing with deflation.

In the second half of 2003, the combination of new federal tax cuts and a 45-year low in interest rates resulted in economic growth shifting into a higher gear, causing many analysts to declare that a robust sustainable recovery was at hand. At the close of the period, we now believe the critical question for the fixed-income market is when will inflation reappear. Various Fed statements have made it quite clear that the Fed has a strong desire to remain accommodative even in the face of a recovery that begins to look somewhat better.

What Affected Equity Portfolio Performance

Because bonds performed well throughout much of 2002, prior to the start of the reporting period, and into the beginning of 2003, while stocks did not, we continued to shift the fund's assets from bonds to stocks to maintain its targeted allocation of 80% stocks and 20% bonds. In addition to reducing the fund's allocation to bonds, we maintained a bond portfolio structure more defensive than the fund's benchmark's, in an effort to better protect the fund against a rising interest rate environment.

The equity portfolio structure was altered throughout the year to take advantage of exaggerated share price moves, both up and down, in both sectors and individual stocks. The fund started the year underweight information technology, financials, and industrials sector stocks. The fund was overweight consumer staples, consumer cyclicals and basic materials sector stocks. From mid-March through mid-August, we increased the fund's exposure to more economically sensitive areas of the market, and decreased exposure to more stable growth sectors. Finally, as 2003 drew to a close, we began to position the fund's equity portfolio more defensively, again adding to positions in healthcare and consumer staples stocks, while decreasing positions in the information technology and basic material sectors. In each portfolio transition made during the period, we were generally early. For example, our decision to overweight basic materials and consumer cyclicals stocks early in the year was, in hindsight, a mistake, as persistent worries of deflation and faltering economic growth drove investors to less economically sensitive sectors. Likewise, we can now tell that as the year drew to a close, our decision to move away from information technology and other historically deep cyclical stocks was premature. But in both cases, the market eventually moved in the direction we had believed it would, and the fund's returns ultimately benefited from the shifts we made.

For the period, the fund's largest positive contributors to performance represented a diverse group, with the top five stocks coming from different sectors: computer networking giant Cisco Systems Inc. (information technology), home-improvement retail chain The Home Depot Inc. (consumer discretionary), generic drug maker Teva Pharmaceutical Industries Ltd. (health care), diversified financial services company American Express Co. (financials) and aluminum producer Alcoa Inc. (materials). We continued to hold all five of these stocks at the close of the period. The fund's worst performing stocks during the period were food giant ConAgra Foods Inc. (consumer staples), home mortgage lender Freddie Mac (financials), insurance and reinsurance company XL Capital Ltd. (financials), newspaper and media company E.W. Scripps Co. (consumer discretionary) and hospital operator HCA Inc. (healthcare). The fund's holdings in Freddie Mac, XL Capital and E.W. Scripps were sold during the period, while holdings in ConAgra and HCA were retained and enlarged.

What Affected Fixed-Income Portfolio Performance

During the last six months of the period, as was the case for most of the year, high-quality fixed-income sectors underperformed riskier sectors. Returns reflected the market's general apathy for low yielding sectors such as U.S. Treasuries and agencies. The fixed-income portion of the fund became more underweighted these sectors, and has added to corporate bonds and mortgage-backed securities. Specifically, we added holdings of consumer finance firm Household International and media giant Time Warner in the short to intermediate part of the yield curve. We also increased the yield of the portfolio by adding 15-year mortgage-backed securities (that may benefit from reduced supply if refinancing activity slows), and extending the portfolio's average maturity, allowing us to take advantage of the current steep yield curve.

Corporate Social Responsibility Activities

On the social awareness front, we wanted to review our corporate social responsibility ("CSR") activities over


        3   Smith Barney Social Awareness Fund   |   2004 Annual Report
the course of the year. These activities fall into three general areas: leadership, engagement and education. For example, a member of our Investment Strategy team was invited by the World Economic Forum last fall to give a presentation to many of the world's largest public and private pension fund trustees on the topic of "Mainstreaming Responsible Investment, The Changing Role of Fund Owners and Managers."

As we have discussed in prior commentaries, we have direct engagement with managements of the companies in our portfolios to discuss the "business case" for their CSR initiatives. In addition, we meet regularly with shareholder advocacy, non-governmental organizations ("NGOs"), business, and academic organizations to provide stakeholder background for our research, identify emerging issues, and gauge trends in areas of CSR management and reporting. Some of the organizations we met with in 2003 include the Dow Jones Sustainability Index, the Interfaith Center for Corporate Responsibility, Verite, Social Investment Forum, Tri-State Coalition for Responsible Investment, World Wildlife Fund and others.

Through the New York Society of Security Analysts, we coordinated several programs designed to educate securities analysts and investment managers on the strategic implications of CSR issues such as climate change, geo-political risk and project finance in sensitive areas. For the academic community we presented at the Bren School of Environmental Science & Management, University of California, Santa Barbara on "The Relationship between Investments and Sustainable Business Practices." In addition, we presented to the School of Continuing and Professional Studies at New York University on the topic of "Socially Responsible Investing and Investor Concerns." Finally, as a member of the United Nations Environment Programme ("UNEP") Finance Initiatives Asset Management Working Group ("AMWG"), we work with eleven international investment management firms to collaborate on projects that integrate sustainability and asset management. This past fall, the Social Awareness Investment team gave a presentation on the theme of investor engagement and pension funds at the annual UNEP Finance Initiatives Global Roundtable.

The Value of Socially Responsible Investing

One might ask, why do we invest time and resources in such activities? The answer is quite simple. First, we believe it is critical to be informed and engaged on such matters because these issues are important to you, our investment clients. Second, as investors with a long-term view, we recognize that societal issues making headlines today have the potential to redefine the business models of tomorrow -- and our understanding of these issues may give us a competitive edge in assessing the relative attractiveness of an industry (or sector) and in identifying companies with sustainable long-term strategies. That selectivity, we believe, can aid us in achieving the fund's long-term goals.

Thank you for your investment in the Smith Barney Social Awareness Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ Charles P. Graves                   /s/ Ellen S. Cammer

Charles P. Graves III, CFA              Ellen S. Cammer
Vice President and                      Vice President and
Investment Officer                      Investment Officer

February 9, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: American Express Co. (2.42%), BP PLC, Sponsored ADR (2.02%), Microsoft Corp. (1.91%), Sysco Corp. (1.85%), American International Group, Inc. (1.84%), Johnson & Johnson (1.77%), Kimberly-Clark Corp. (1.76%), Wells Fargo & Co. (1.74%), Pfizer Inc. (1.66%), Cisco Systems, Inc. (1.54%). Please refer to pages 7 through 12 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(ii) The Lehman Brothers Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment-grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.
(iii) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(iv)  A basis point is one one-hundredth (1/100 or 0.01) of one percent.


        4   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A        Class B         Class L
================================================================================
Twelve Months Ended 1/31/04               26.92%         25.87%          25.99%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                   0.74          (0.06)          (0.01)
--------------------------------------------------------------------------------
Ten Years Ended 1/31/04                    8.30           7.47            7.52
--------------------------------------------------------------------------------
Inception* through 1/31/04                 9.51           8.93            8.10
================================================================================

                                                  With Sales Charges(2)
                                          --------------------------------------
                                          Class A        Class B         Class L
================================================================================
Twelve Months Ended 1/31/04               20.57%         20.87%          23.71%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                  (0.29)         (0.23)          (0.21)
--------------------------------------------------------------------------------
Ten Years Ended 1/31/04                    7.74           7.47            7.41
--------------------------------------------------------------------------------
Inception* through 1/31/04                 9.01           8.93            8.00
================================================================================

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                 Without Sales Charges(1)
================================================================================
Class A (1/31/94 through 1/31/04)                        121.90%
--------------------------------------------------------------------------------
Class B (1/31/94 through 1/31/04)                        105.46
--------------------------------------------------------------------------------
Class L (1/31/94 through 1/31/04)                        106.43
================================================================================

+ All figures represent past performance and are not a guarantee of future results. The performance data represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


        5   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Credit Bond Index and S&P 500 Index+
--------------------------------------------------------------------------------

                          January 1994 -- January 2004

  [The following table was depicted as a line chart in the printed material.]

                Smith Barney Social       Lehman Brothers
                   Awareness Fund        Government/Credit          S&P
                   Class B Shares           Bond Index           500 Index
                -------------------      -----------------       ---------
Jan 1994              10000                   11030                10000
Jan 1995               9546                   10687                10052
Jan 1996              11987                   12581                13938
Jan 1997              13378                   12881                17607
Jan 1998              15913                   14321                22344
Jan 1999              20608                   15570                29606
Jan 2000              21460                   15123                32667
Jan 2001              23157                   17203                32371
Jan 2002              19538                   18493                27146
Jan 2003              16323                   20384                20901
Jan 2004              20546                   21530                28123

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1994, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2004. The Lehman Brothers Government/Credit Bond Index is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


        6   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Schedule of Investments                                         January 31, 2004
================================================================================

  SHARES                                        SECURITY                                           VALUE
===========================================================================================================
COMMON STOCK -- 76.8%

CONSUMER DISCRETIONARY -- 8.5%

Hotels, Restaurants & Leisure -- 1.1%
    81,100           McDonald's Corp.                                                          $  2,087,514
    58,800           Wendy's International, Inc.                                                  2,336,124
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,423,638
-----------------------------------------------------------------------------------------------------------
Internet & Catalog Retail -- 0.9%
   115,500           InterActiveCorp. (a)                                                         3,742,200
-----------------------------------------------------------------------------------------------------------
Leisure Equipment & Products -- 0.2%
    29,900           Eastman Kodak Co.                                                              849,459
-----------------------------------------------------------------------------------------------------------
Media -- 2.2%
    84,900           COX Communications, Inc., Class A Shares (a)                                 2,908,674
    23,400           The McGraw-Hill Cos., Inc.                                                   1,755,468
    59,600           Tribune Co.                                                                  3,050,924
    34,800           Viacom Inc., Class B Shares                                                  1,402,440
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,117,506
-----------------------------------------------------------------------------------------------------------
Multi-Line Retail -- 2.1%
   134,500           Costco Wholesale Corp. (a)                                                   4,987,260
   101,900           Target Corp.                                                                 3,868,124
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,855,384
-----------------------------------------------------------------------------------------------------------
Specialty Retail -- 2.0%
   133,200           The Home Depot, Inc.                                                         4,724,604
    64,700           Lowe's Cos., Inc.                                                            3,464,685
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,189,289
-----------------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER DISCRETIONARY                                                35,177,476
===========================================================================================================
CONSUMER STAPLES -- 8.4%

Beverages -- 1.5%
    78,900           The Coca-Cola Co.                                                            3,885,036
    47,800           PepsiCo, Inc.                                                                2,259,028
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,144,064
-----------------------------------------------------------------------------------------------------------
Food & Drug Retailing -- 2.7%
    72,000           CVS Corp.                                                                    2,571,840
    25,700           Performance Food Group Co. (a)                                                 805,438
   203,700           Sysco Corp.                                                                  7,726,341
-----------------------------------------------------------------------------------------------------------
                                                                                                 11,103,619
-----------------------------------------------------------------------------------------------------------
Food Products -- 1.3%
   150,000           ConAgra Foods, Inc.                                                          3,891,000
    21,000           Hershey Foods Corp.                                                          1,585,710
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,476,710
-----------------------------------------------------------------------------------------------------------
Household Products -- 2.3%
    37,100           Colgate-Palmolive Co.                                                        1,902,117
   125,000           Kimberly-Clark Corp.                                                         7,382,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,284,617
-----------------------------------------------------------------------------------------------------------
Personal Products -- 0.6%
70,000               The Gillette Co.                                                             2,537,500
-----------------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER STAPLES                                                      34,546,510
===========================================================================================================

                       See Notes to Financial Statements.


        7   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Schedule of Investments (continued)                             January 31, 2004
================================================================================

  SHARES                                        SECURITY                                           VALUE
===========================================================================================================
ENERGY -- 4.0%

Energy Equipment & Services -- 0.5%
    31,700           GlobalSantaFe Corp.                                                       $    865,410
    31,700           Noble Corp. (a)                                                              1,176,070
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,041,480
-----------------------------------------------------------------------------------------------------------
Oil & Gas -- 3.5%
   177,772           BP PLC, Sponsored ADR                                                        8,461,947
   125,000           Royal Dutch Petroleum Co., NY Shares                                         5,925,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 14,386,947
-----------------------------------------------------------------------------------------------------------
                     TOTAL ENERGY                                                                16,428,427
===========================================================================================================
FINANCIAL -- 16.2%

Banks -- 7.7%
   153,200           The Bank of New York Co., Inc.                                               4,864,100
    80,100           Bank One Corp.                                                               4,053,861
    71,600           Comerica Inc.                                                                4,089,076
    97,600           Fifth Third Bancorp                                                          5,640,304
   127,100           Wells Fargo & Co.                                                            7,296,811
   102,000           Zions Bancorp.                                                               5,981,280
-----------------------------------------------------------------------------------------------------------
                                                                                                 31,925,432
-----------------------------------------------------------------------------------------------------------
Diversified Financials -- 4.0%
   195,000           American Express Co.                                                        10,108,800
    40,900           Fannie Mae                                                                   3,153,390
    54,300           Morgan Stanley                                                               3,160,803
-----------------------------------------------------------------------------------------------------------
                                                                                                 16,422,993
-----------------------------------------------------------------------------------------------------------
Insurance -- 4.5%
   110,825           American International Group, Inc.                                           7,696,796
        20           Berkshire Hathaway Inc., Class A Shares (a)                                  1,789,800
    65,000           The Hartford Financial Services Group, Inc.                                  4,182,100
    43,800           Nationwide Financial Services, Class A Shares                                1,570,230
    79,900           The St. Paul Cos., Inc.                                                      3,366,187
-----------------------------------------------------------------------------------------------------------
                                                                                                 18,605,113
-----------------------------------------------------------------------------------------------------------
                     TOTAL FINANCIAL                                                             66,953,538
===========================================================================================================
HEALTHCARE -- 11.9%

Biotechnology -- 1.4%
    90,200           Amgen Inc. (a)                                                               5,816,998
-----------------------------------------------------------------------------------------------------------
Healthcare Equipment & Supplies -- 2.6%
    80,500           Baxter International, Inc.                                                   2,346,575
    25,300           Biomet, Inc.                                                                   978,098
   110,700           Medtronic, Inc.                                                              5,448,654
    23,300           Zimmer Holdings, Inc. (a)                                                    1,782,450
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,555,777
-----------------------------------------------------------------------------------------------------------
Healthcare Providers & Services -- 1.2%
    55,200           HCA Inc.                                                                     2,478,480
    63,900           Tenet Healthcare Corp. (a)                                                     792,360
    17,700           WellPoint Health Networks Inc. (a)                                           1,858,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,129,340
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


        8   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Schedule of Investments (continued)                             January 31, 2004
================================================================================

  SHARES                                        SECURITY                                           VALUE
===========================================================================================================
Pharmaceuticals -- 6.7%
    56,800           Bristol-Myers Squibb Co.                                                  $  1,593,240
   138,600           Johnson & Johnson                                                            7,404,012
    65,300           Merck & Co. Inc.                                                             3,108,280
   189,800           Pfizer Inc.                                                                  6,952,374
   150,800           Schering-Plough Corp.                                                        2,645,032
    97,000           Teva Pharmaceutical Industries Ltd., Sponsored ADR                           6,071,230
-----------------------------------------------------------------------------------------------------------
                                                                                                 27,774,168
-----------------------------------------------------------------------------------------------------------
                     TOTAL HEALTHCARE                                                            49,276,283
===========================================================================================================
INDUSTRIALS -- 8.6%

Air Freight & Couriers -- 0.8%
    47,300           United Parcel Service, Inc., Class B Shares                                  3,371,071
-----------------------------------------------------------------------------------------------------------
Airlines -- 0.6%
   161,862           Southwest Airlines Co.                                                       2,419,837
-----------------------------------------------------------------------------------------------------------
Commercial Services & Supplies -- 2.4%
   142,400           Automatic Data Processing, Inc.                                              6,087,600
    52,900           Avery Dennison Corp.                                                         3,288,264
    17,700           Paychex, Inc.                                                                  663,396
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,039,260
-----------------------------------------------------------------------------------------------------------
Industrial Conglomerates -- 1.3%
   198,700           Tyco International Ltd.                                                      5,315,225
-----------------------------------------------------------------------------------------------------------
Machinery -- 3.5%
    63,000           Danaher Corp.                                                                5,767,650
    65,000           Illinois Tool Works Inc.                                                     5,076,500
    50,700           Ingersoll-Rand Co., Class A Shares                                           3,373,071
-----------------------------------------------------------------------------------------------------------
                                                                                                 14,217,221
-----------------------------------------------------------------------------------------------------------
                     TOTAL INDUSTRIALS                                                           35,362,614
===========================================================================================================
INFORMATION TECHNOLOGY -- 10.8%

Communications Equipment -- 2.6%
   250,600           Cisco Systems, Inc. (a)                                                      6,425,384
   108,300           Motorola, Inc.                                                               1,795,614
   128,400           Nokia Oyj, Sponsored ADR                                                     2,652,744
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,873,742
-----------------------------------------------------------------------------------------------------------
Computers & Peripherals -- 3.5%
   150,500           Dell Inc. (a)                                                                5,037,235
   218,700           EMC Corp. (a)                                                                3,070,548
    64,200           International Business Machines Corp.                                        6,370,566
-----------------------------------------------------------------------------------------------------------
                                                                                                 14,478,349
-----------------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products -- 1.3%
   133,600           Intel Corp.                                                                  4,088,160
    25,000           Maxim Integrated Products, Inc.                                              1,278,750
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,366,910
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


        9   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Schedule of Investments (continued)                             January 31, 2004
================================================================================

  SHARES                                        SECURITY                                           VALUE
===========================================================================================================
Software -- 3.4%
    45,000           BMC Software, Inc. (a)                                                    $    895,500
   288,500           Microsoft Corp.                                                              7,977,025
   357,300           Oracle Corp. (a)                                                             4,934,313
-----------------------------------------------------------------------------------------------------------
                                                                                                 13,806,838
-----------------------------------------------------------------------------------------------------------
                     TOTAL INFORMATION TECHNOLOGY                                                44,525,839
===========================================================================================================
MATERIALS -- 4.5%

Chemicals -- 2.4%
    67,700           Air Products & Chemicals, Inc.                                               3,378,907
    71,500           E.I. du Pont de Nemours and Co.                                              3,138,850
    91,400           Praxair, Inc.                                                                3,236,474
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,754,231
-----------------------------------------------------------------------------------------------------------
Metal & Mining -- 1.5%
   182,400           Alcoa Inc.                                                                   6,234,432
-----------------------------------------------------------------------------------------------------------
Paper & Forest Products -- 0.6%
    57,700           International Paper Co.                                                      2,438,979
-----------------------------------------------------------------------------------------------------------
                     TOTAL MATERIALS                                                             18,427,642
===========================================================================================================
TELECOMMUNICATION SERVICES -- 2.8%

Diversified Telecommunication Services -- 2.8%
   132,900           BellSouth Corp.                                                              3,884,667
   127,600           SBC Communications, Inc.                                                     3,253,800
   114,700           Verizon Communications Inc.                                                  4,227,842
-----------------------------------------------------------------------------------------------------------
                     TOTAL TELECOMMUNICATION SERVICES                                            11,366,309
===========================================================================================================
UTILITIES -- 1.1%

Electric Utilities -- 1.1%
    37,500           FPL Group, Inc.                                                              2,465,625
    75,000           The Southern Co.                                                             2,235,000
-----------------------------------------------------------------------------------------------------------
                     TOTAL UTILITIES                                                              4,700,625
===========================================================================================================
                     TOTAL COMMON STOCK
                     (Cost -- $237,603,336)                                                     316,765,263
===========================================================================================================

  FACE
 AMOUNT                                         SECURITY                                           VALUE
===========================================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 4.7%

                     U.S. Treasury Bonds:
$2,000,000             6.500% due 2/15/10                                                         2,331,954
 2,000,000             7.500% due 11/15/16                                                        2,572,266
 3,000,000             7.125% due 2/15/23                                                         3,795,822
 2,500,000           Federal Home Loan Bank, Bonds, 3.375% due 7/21/08                            2,498,533
                     Federal Home Loan Mortgage Corp.:
 3,000,000             Notes, 4.750% due 5/6/13                                                   2,956,806
 2,950,959             Series 2684, Class VK, 5.000% due 4/15/15                                  3,023,465
 2,000,000           Federal National Mortgage Association, Notes, 6.000% due 5/15/08             2,224,610
-----------------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                     (Cost -- $18,739,305)                                                       19,403,456
===========================================================================================================

                       See Notes to Financial Statements.


        10   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Schedule of Investments (continued)                             January 31, 2004
================================================================================

  FACE
 AMOUNT      RATINGS(b)                         SECURITY                                           VALUE
===========================================================================================================
CORPORATE BONDS & NOTES -- 12.5%

COMMUNICATIONS -- 1.5%

Broadcasting & Cable -- 1.0%
$2,000,000    BBB+   AOL Time Warner Inc., 6.125% due 4/15/06                                  $  2,149,258
 2,000,000    BBB    Comcast Corp., Notes, 5.300% due 1/15/14                                     2,012,846
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,162,104
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 0.5%
 2,000,000    A+     Verizon New England, Inc., Sr. Notes 6.500% due 9/15/11                      2,228,606
-----------------------------------------------------------------------------------------------------------
                     TOTAL COMMUNICATIONS                                                         6,390,710
===========================================================================================================
CONSUMER CYCLICAL -- 0.9%

Airlines -- 0.1%
   238,009    A+     Southwest Airlines Co., Pass-Through Certificates, Series
                       A3, 8.700% due 7/1/11                                                        292,555
-----------------------------------------------------------------------------------------------------------
Retail -- 0.8%
 3,000,000    A+     Target Corp., Notes, 5.375% due 6/15/09                                      3,234,942
-----------------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER CYCLICAL                                                      3,527,497
===========================================================================================================
CONSUMER NON-CYCLICAL -- 0.8%

Retail -- 0.8%
 1,000,000    BBB    Fred Meyer, Inc., Sub. Notes, 7.375% due 3/1/05                              1,055,941
 2,000,000    A+     Unilever Capital Corp., Notes, 7.125% due 11/1/10                            2,345,842
-----------------------------------------------------------------------------------------------------------
                     TOTAL CONSUMER NON-CYCLICAL                                                  3,401,783
===========================================================================================================
FINANCIAL -- 8.3%

Credit Trust -- 0.7%
 2,800,000    AAA    American Express Credit Account Master Trust, Series 1999-1,
                       Class A, 5.600% due 11/15/06                                               2,827,536
-----------------------------------------------------------------------------------------------------------
Financial Services -- 7.6%
 2,000,000    A+     American Express Co., Notes, 3.750% due 11/20/07 (c)                         2,045,326
 2,000,000    A+     Bank of America Corp., Sr. Notes, 6.250% due 4/15/12                         2,226,632
 2,000,000    A      Countrywide Home Loans, Inc., Medium-Term Notes, 3.250% due 5/21/08          1,981,294
                     Ford Motor Credit Co., Notes:
 2,000,000    BBB-     6.875% due 2/1/06                                                          2,135,304
 1,000,000    BBB-     5.625% due 10/1/08                                                         1,028,868
 3,000,000    BBB    General Motors Acceptance Corp., Notes, 6.125% due 9/15/06                   3,198,993
 2,000,000    A+     The Goldman Sachs Group, Inc., Notes, 5.700% due 9/1/12                      2,122,462
 2,000,000    A      Household Finance Corp., Notes, 4.125% due 12/15/08                          2,031,276
 2,000,000    A1*    JP Morgan Chase & Co., Notes, 3.125% due 12/11/06                            2,022,864
 2,000,000    A+     Merrill Lynch & Co., Inc., Notes, 6.875% due 11/15/18                        2,304,538
 2,000,000    A+     Morgan Stanley, Notes, 7.250% due 4/1/32                                     2,382,458
 2,000,000    AA     Province of Ontario, Sr. Notes, 5.500% due 10/1/08                           2,179,168
 1,000,000    AA-    US Bank National Association, Notes, 1.171% due 12/5/05 (d)                  1,000,645
 2,500,000    A      Wachovia Corp., Notes, 4.950% due 11/1/06                                    2,658,328
 2,000,000    A+     Wells Fargo & Co., Sub. Notes, 5.000% due 11/15/14                           2,017,466
-----------------------------------------------------------------------------------------------------------
                                                                                                 31,335,622
-----------------------------------------------------------------------------------------------------------
                     TOTAL FINANCIAL                                                             34,163,158
===========================================================================================================

                       See Notes to Financial Statements.


        11   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Schedule of Investments (continued)                             January 31, 2004
================================================================================

  FACE
 AMOUNT      RATINGS(b)                         SECURITY                                           VALUE
===========================================================================================================
INDUSTRIAL -- 0.5%

Transportation -- 0.5%
$2,000,000    BBB    Norfolk Southern Corp., Sr. Notes, 7.250% due 2/15/31                     $  2,304,020
===========================================================================================================
TECHNOLOGY -- 0.5%

Computers -- 0.5%
2,000,000     A+     International Business Machines Corp., Notes, 4.750% due 11/29/12            2,035,218
-----------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS & NOTES
                     (Cost -- $50,320,684)                                                       51,822,386
===========================================================================================================

  FACE
 AMOUNT                                         SECURITY                                           VALUE
===========================================================================================================
MORTGAGE-BACKED SECURITIES -- 1.8%

   527,364           Federal Home Loan Bank, 7.000% due 10/1/30                                     558,790
                     Federal National Mortgage Association (FNMA):
 1,433,067             5.500% due 12/1/17                                                         1,488,757
 1,705,228             5.500% due 9/1/18                                                          1,771,363
       908             6.500% due 3/1/29                                                                954
   768,252             6.000% due 7/1/31                                                            798,303
   428,165             6.500% due 7/1/31                                                            449,471
 1,846,054             6.500% due 2/1/32                                                          1,937,916
   352,225           Government National Mortgage Association (GNMA), 7.000% due 8/15/29            376,140
-----------------------------------------------------------------------------------------------------------
                     TOTAL MORTGAGE-BACKED SECURITIES
                     (Cost -- $7,203,308)                                                         7,381,694
===========================================================================================================
REPURCHASE AGREEMENT -- 4.2%
17,133,000           Merrill Lynch & Co. dated 1/30/04, 0.960% due 2/2/04; Proceeds at maturity -- $17,134,371; (Fully collateralized by U.S. Treasury
                        Bills, 0.000% due 2/26/04 to 7/29/04; Market value -- $17,475,730)
                        (Cost -- $17,133,000)                                                    17,133,000
===========================================================================================================
                     TOTAL INVESTMENTS -- 100.0%
                     (Cost -- $330,999,633**)                                                  $412,505,799
===========================================================================================================

(a)   Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service.
(c) All or a portion of this security is held as collateral for futures contract commitments.
(d) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
**    Aggregate cost for Federal income tax purposes is $331,724,454.

     Abbreviation used in this schedule:
     -----------------------------------
     ADR -- American Depositary Receipt

     See page 13 for definitions of ratings.

                       See Notes to Financial Statements.


        12   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa    -- Bonds rated "Aa" are judged to be of the high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintance of other terms of the contract over any long period of time may be small.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


        13   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Statement of Assets and Liabilities                             January 31, 2004
================================================================================

ASSETS:
      Investments, at value (Cost -- $330,999,633)                                       $ 412,505,799
      Cash                                                                                         462
      Receivable for securities sold                                                         7,379,058
      Dividends and interest receivable                                                      1,336,123
      Receivable for Fund shares sold                                                          265,313
      Prepaid expenses                                                                          18,482
------------------------------------------------------------------------------------------------------
      Total Assets                                                                         421,505,237
------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable for securities purchased                                                       2,117,277
      Payable for Fund shares reacquired                                                       289,103
      Investment advisory fee payable                                                          196,235
      Distribution plan fees payable                                                            89,805
      Administration fee payable                                                                71,358
      Accrued expenses                                                                         288,197
------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                      3,051,975
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $ 418,453,262
======================================================================================================

NET ASSETS:
      Par value of shares of beneficial interest                                         $      19,364
      Capital paid in excess of par value                                                  329,276,035
      Overdistributed net investment income                                                   (129,762)
      Accumulated net realized gain from investment transactions and futures contracts       7,781,459
      Net unrealized appreciation of investments                                            81,506,166
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $ 418,453,262
======================================================================================================
Shares Outstanding:
      Class A                                                                               13,278,468
      ------------------------------------------------------------------------------------------------
      Class B                                                                                5,090,558
      ------------------------------------------------------------------------------------------------
      Class L                                                                                  995,048
      ------------------------------------------------------------------------------------------------
Net Asset Value:
      Class A (and redemption price)                                                     $       21.59
      ------------------------------------------------------------------------------------------------
      Class B *                                                                          $       21.65
      ------------------------------------------------------------------------------------------------
      Class L *                                                                          $       21.72
      ------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 5.26% of net asset value per share)                  $       22.73
      ------------------------------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value per share)                  $       21.94
======================================================================================================

* Redemption price is NAV of Class B and L shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                       See Notes to Financial Statements.


        14   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Statement of Operations                      For the Year Ended January 31, 2004
================================================================================

INVESTMENT INCOME:
      Dividends                                                    $  4,485,448
      Interest                                                        3,907,482
      Less: Foreign withholding tax                                     (82,370)
--------------------------------------------------------------------------------
      Total Investment Income                                         8,310,560
--------------------------------------------------------------------------------
EXPENSES:
      Investment advisory fee (Note 2)                                2,118,433
      Distribution plan fees (Note 6)                                 1,890,671
      Administration fee (Note 2)                                       770,339
      Transfer agency services (Note 6)                                 577,403
      Audit and legal                                                    64,665
      Shareholder communications (Note 6)                                63,775
      Trustees' fees                                                     41,634
      Custody                                                            30,273
      Registration fees                                                  19,735
      Other                                                              27,155
--------------------------------------------------------------------------------
      Total Expenses                                                  5,604,083
--------------------------------------------------------------------------------
Net Investment Income                                                 2,706,477
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
      Realized Gain From:
        Investment transactions                                      19,951,190
        Futures contracts                                               750,995
--------------------------------------------------------------------------------
      Net Realized Gain                                              20,702,185
--------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                            14,345,841
        End of year                                                  81,506,166
--------------------------------------------------------------------------------
      Increase in Net Unrealized Appreciation                        67,160,325
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                        87,862,510
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 90,568,987
================================================================================

                       See Notes to Financial Statements.


        15   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Statements of Changes in Net Assets              For the Years Ended January 31,
================================================================================

                                                                            2004            2003
======================================================================================================
OPERATIONS:
      Net investment income                                            $   2,706,477    $   4,327,334
      Net realized gain (loss)                                            20,702,185       (8,490,422)
      Increase (decrease) in net unrealized appreciation                  67,160,325      (68,824,115)
------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets From Operations                   90,568,987      (72,987,203)
------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM (NOTE 7):
      Net investment income                                               (3,783,654)      (4,310,356)
      Net realized gain                                                     (854,302)              --
------------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Distributions to Shareholders           (4,637,956)      (4,310,356)
------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares                                    40,462,647       46,274,839
      Net asset value of shares issued for reinvestment of dividends       4,363,524        4,062,065
      Cost of shares reacquired                                          (67,491,065)     (92,303,718)
------------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Fund Share Transactions                (22,664,894)     (41,966,814)
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         63,266,137     (119,264,373)

NET ASSETS:
      Beginning of year                                                  355,187,125      474,451,498
------------------------------------------------------------------------------------------------------
      End of year*                                                     $ 418,453,262    $ 355,187,125
======================================================================================================
* Includes (overdistributed) undistributed net investment income of:   $    (129,762)   $     554,453
======================================================================================================

                       See Notes to Financial Statements.


        16   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Notes to Financial Statements
================================================================================

1.    Significant Accounting Policies

The Smith Barney Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles ("GAAP") and are as follows: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices on the primary exchange in which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis, adjusted for amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment;
(l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


        17   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended January 31, 2004, the Fund paid transfer agent fees of $439,851 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2004, CGM and its affiliates received sales charges of approximately $507,000 and $20,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended January 31, 2004, CDSCs paid to CGM and its affiliates were approximately $716,000 for Class B shares.

For the year ended January 31, 2004, CGM and its affiliates received brokerage commissions of $17,295.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3.    Investments

During the year ended January 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                           $168,456,658
--------------------------------------------------------------------------------
Sales                                                                198,138,183
================================================================================

At January 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 87,430,202
Gross unrealized depreciation                                        (6,648,857)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 80,781,345
================================================================================


        18   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

4.    Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.    Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At January 31, 2004, the Fund did not hold any open futures contracts.

6.    Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective class. For the year ended January 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                              Class A       Class B      Class L
================================================================================
Rule 12b-1 Distribution Plan Fees            $653,675     $1,033,565    $203,431
================================================================================

For the year ended January 31, 2004, total Transfer Agency Service expenses were as follows:

                                              Class A       Class B      Class L
================================================================================
Transfer Agency Service Expenses             $347,886      $219,342      $10,175
================================================================================

For the year ended January 31, 2004, total Shareholder Communication expenses were as follows:

                                              Class A       Class B      Class L
================================================================================
Shareholder Communication Expenses            $34,216       $26,057      $3,502
================================================================================


        19   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

7.    Distributions Paid to Shareholders by Class

                                          Year Ended               Year Ended
                                       January 31, 2004         January 31, 2003
================================================================================
Class A
Net investment income                     $3,236,947                $3,684,506
Net realized gains                           585,579                        --
--------------------------------------------------------------------------------
Total                                     $3,822,526                $3,684,506
================================================================================
Class B
Net investment income                     $  436,472                $  504,663
Net realized gains                           224,792                        --
--------------------------------------------------------------------------------
Total                                     $  661,264                $  504,663
================================================================================
Class L
Net investment income                     $  110,235                $  121,187
Net realized gains                            43,931                        --
--------------------------------------------------------------------------------
Total                                     $  154,166                $  121,187
================================================================================

8.    Shares of Beneficial Interest

At January 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                    Year Ended                              Year Ended
                                                 January 31, 2004                        January 31, 2003
                                          -------------------------------       -------------------------------
                                             Shares            Amount             Shares             Amount
===============================================================================================================
Class A
Shares sold                                1,382,357        $ 26,571,089         1,480,923        $ 28,366,473
Shares issued on reinvestment                184,533           3,587,634           185,684           3,468,265
Shares reacquired                         (2,056,237)        (39,549,940)       (2,766,687)        (51,769,509)
---------------------------------------------------------------------------------------------------------------
Net Decrease                                (489,347)       $ (9,391,217)       (1,100,080)       $(19,934,771)
===============================================================================================================
Class B
Shares sold                                  611,895        $ 11,756,829           820,913        $ 15,694,294
Shares issued on reinvestment                 32,037             630,972            25,449             479,002
Shares reacquired                         (1,199,174)        (22,950,730)       (1,848,432)        (35,026,522)
---------------------------------------------------------------------------------------------------------------
Net Decrease                                (555,242)       $(10,562,929)       (1,002,070)       $(18,853,226)
===============================================================================================================
Class L
Shares sold                                  107,952        $  2,134,729           116,456        $  2,214,072
Shares issued on reinvestment                  7,369             144,918             6,113             114,798
Shares reacquired                           (258,821)         (4,990,395)         (290,099)         (5,507,687)
---------------------------------------------------------------------------------------------------------------
Net Decrease                                (143,500)       $ (2,710,748)         (167,530)       $ (3,178,817)
===============================================================================================================


        20   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

9.    Income Tax Information and Distributions to Shareholders

At January 31, 2004, the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                        $   198,519
--------------------------------------------------------------------------------
Accumulated capital gains                                              8,177,999
--------------------------------------------------------------------------------
Unrealized appreciation                                               80,781,345
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals and the treatment of amortization of premiums and accretion of discounts.

The tax character of distributions paid during the years ended January 31 was:

                                                      2004               2003
================================================================================
Ordinary income                                    $3,783,654         $4,310,356
Long-term capital gains                               854,302                 --
--------------------------------------------------------------------------------
Total                                              $4,637,956         $4,310,356
================================================================================

10.   Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that include a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

11.   Subsequent Event

Effective February 2, 2004, the 1.00% initial sales charge on Class L shares will no longer be imposed.


        21   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares                                      2004(1)        2003(1)        2002(1)        2001(1)       2000(1)
========================================================================================================================
Net Asset Value, Beginning of Year                $   17.26      $   20.77      $   25.50      $   25.79      $   25.94
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                            0.18           0.25           0.29           0.39           0.38
   Net realized and unrealized gain (loss)(2)          4.43          (3.50)         (4.07)          1.76           0.88
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    4.61          (3.25)         (3.78)          2.15           1.26
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.24)         (0.26)         (0.31)         (0.43)         (0.32)
   Net realized gains                                 (0.04)            --          (0.64)         (2.01)         (1.09)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.28)         (0.26)         (0.95)         (2.44)         (1.41)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $   21.59      $   17.26      $   20.77      $   25.50      $   25.79
------------------------------------------------------------------------------------------------------------------------
Total Return                                          26.92%        (15.76)%       (14.99)%         8.78%          4.93%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $ 286,640      $ 237,680      $ 308,856      $ 360,550      $ 336,595
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            1.20%          1.25%          1.23%          1.15%          1.17%
   Net investment income(2)                            0.96           1.32           1.30           1.52           1.47
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  45%            56%            43%            36%            43%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts would have been $0.30, $(4.08) and 1.34% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.


        22   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares                                      2004(1)        2003(1)       2002(1)        2001(1)        2000(1)
=======================================================================================================================
Net Asset Value, Beginning of Year                $   17.31      $  20.81      $   25.51      $   25.81      $   25.96
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                            0.03          0.10           0.11           0.19           0.19
   Net realized and unrealized gain (loss)(2)          4.43         (3.52)         (4.05)          1.75           0.87
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    4.46         (3.42)         (3.94)          1.94           1.06
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.08)        (0.08)         (0.12)         (0.23)         (0.12)
   Net realized gains                                 (0.04)           --          (0.64)         (2.01)         (1.09)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.12)        (0.08)         (0.76)         (2.24)         (1.21)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $   21.65      $  17.31      $   20.81      $   25.51      $   25.81
-----------------------------------------------------------------------------------------------------------------------
Total Return                                          25.87%       (16.45)%       (15.63)%         7.91%          4.13%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $ 110,204      $ 97,729      $ 138,313      $ 191,725      $ 220,989
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            2.00%         2.06%          2.00%          1.94%          1.93%
   Net investment income(2)                            0.16          0.51           0.50           0.73           0.71
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  45%           56%            43%            36%            43%
=======================================================================================================================

Class L Shares                                      2004(1)        2003(1)       2002(1)        2001(1)        2000(1)
=======================================================================================================================
Net Asset Value, Beginning of Year                $   17.37      $  20.89      $   25.59      $   25.88      $   26.03
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                            0.05          0.11           0.13           0.19           0.19
   Net realized and unrealized gain (loss)(2)          4.45         (3.53)         (4.07)          1.77           0.87
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    4.50         (3.42)         (3.94)          1.96           1.06
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.11)        (0.10)         (0.12)         (0.24)         (0.12)
   Net realized gains                                 (0.04)           --          (0.64)         (2.01)         (1.09)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.15)        (0.10)         (0.76)         (2.25)         (1.21)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $   21.72      $  17.37      $   20.89      $   25.59      $   25.88
-----------------------------------------------------------------------------------------------------------------------
Total Return                                          25.99%       (16.40)%       (15.57)%         7.94%          4.13%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $  21,609      $ 19,778      $  27,282      $  31,651      $  27,147
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            1.93%         2.00%          1.94%          1.93%          1.92%
   Net investment income(2)                            0.24          0.57           0.59           0.74           0.73
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  45%           56%            43%            36%            43%
=======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts for Class B and L shares, respectively, would have been $0.12 and $0.14 for net investment income, $(4.06) and $(4.08) for net realized and unrealized loss, and 0.54% and 0.63% for the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.


        23   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Social Awareness Fund of Smith Barney Equity Funds ("Fund") as of January 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of January 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                      /s/ KPMG LLP


New York, New York
March 10, 2004


        24   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney Social Awareness Fund ("Fund") are managed under the direction of the Smith Barney Equity Funds ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                    Number of
                                                 Term of                                            Portfolios         Other
                                               Office* and           Principal                       in Fund           Board
                               Position(s)      Length of          Occupation(s)                     Complex        Memberships
                                Held with         Time              During Past                     Overseen          Held by
Name, Address and Age             Fund           Served             Five Years                     by Trustee         Trustee
===================================================================================================================================
Non-Interested Trustees:

Lee Abraham                     Trustee           Since     Retired; Former Director of Signet         27               None
13732 LeHavre Drive                               1999      Group PLC
Frenchman's Creek
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein              Trustee           Since     President of Allan Bloostein               34       Taubman Centers Inc.
27 West 67th Street                               1999      Associates, a consulting firm;
Apt. 5FW                                                    Former Director of CVS Corp.
New York, NY 10023
Age 74

Jane F. Dasher                  Trustee           Since     Controller of PBK Holdings Inc.,           27               None
Korsant Partners                                  1999      a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 54

Richard E. Hanson, Jr.          Trustee           Since     Retired; Former Head of the                27               None
2751 Vermont Route 140                            1999      New Atlanta Jewish Community
Poultney, VT 05764                                          High School
Age 62

Paul Hardin                     Trustee           Since     Professor of Law & Chancellor              34               None
12083 Morehead                                    1994      Emeritus at the University of
Chapel Hill, NC 27514-8426                                  North Carolina
Age 72

Roderick C. Rasmussen           Trustee           Since     Investment Counselor                       27               None
9 Cadence Court                                   1982
Morristown, NJ 07960
Age 77

John P. Toolan                  Trustee           Since     Retired                                    27       John Hancock Funds
13 Chadwell Place                                 1992
Morristown, NJ 07960
Age 73


        25   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                 Term of                                            Portfolios         Other
                                               Office* and           Principal                       in Fund           Board
                               Position(s)      Length of          Occupation(s)                     Complex        Memberships
                                Held with         Time              During Past                     Overseen          Held by
Name, Address and Age             Fund           Served             Five Years                     by Trustee         Trustee
===================================================================================================================================
Interested Trustee:

R. Jay Gerken**                 Chairman,         Since     Managing Director of Citigroup            221               None
Citigroup Asset Management      President and     2002      Global Markets Inc. ("CGM");
("CAM")                         Chief Executive             Chairman, President and Chief
399 Park Avenue, 4th Floor      Officer                     Executive Officer of Smith Barney
New York, NY 10022                                          Fund Management LLC ("SBFM"),
Age 52                                                      Travelers Investment Adviser, Inc.
                                                            ("TIA") and Citi Fund Management
                                                            Inc. ("CFM"); President and Chief
                                                            Executive Officer of certain mutual
                                                            funds associated with Citigroup Inc.
                                                            ("Citigroup"); Formerly Portfolio
                                                            Manager of Smith Barney Allocation
                                                            Series Inc. (from 1996 to 2001)
                                                            and Smith Barney Growth and Income
                                                            Fund (from 1996 to 2000)

Officers:
Andrew B. Shoup                 Senior Vice       Since     Director of CAM; Senior Vice              N/A               N/A
CAM                             President         2003      President and Chief Administrative
125 Broad Street, 11th Floor    and Chief                   Officer of mutual funds associated
New York, NY 10004              Administrative              with Citigroup; Treasurer of
Age 47                          Officer                     certain mutual funds associated with
                                                            Citigroup; Head of International
                                                            Funds Administration of CAM (from
                                                            2001 to 2003); Director of Global
                                                            Funds Administration of CAM (from
                                                            2000 to 2001); Head of U.S. Citibank
                                                            Funds Administration of CAM (from
                                                            1998 to 2000)

Richard L. Peteka               Chief             Since     Director of CGM; Chief Financial          N/A               N/A
CAM                             Financial         2002      Officer and Treasurer of certain
125 Broad Street, 11th Floor    Officer and                 mutual funds affiliated with
New York, NY 10004              Treasurer                   Citigroup; Director and Head of
Age 42                                                      Internal Control for CAM U.S. Mutual
                                                            Fund Administration (from 1999 to
                                                            2002); Vice President, Head of Mutual
                                                            Fund Administration and Treasurer at
                                                            Oppenheimer Capital (from 1996 to
                                                            1999)

Ellen S. Cammer                 Vice President    Since     Managing Director of CGM                  N/A               N/A
CAM                             and Investment    1996
399 Park Avenue                 Officer
4th Floor
New York, NY 10022
Age 48

Charles P. Graves III, CFA      Vice President    Since     Managing Director of CGM                  N/A               N/A
CAM                             and Investment    2001
100 First Stamford Place        Officer
7th Floor
Stamford, CT 06902
Age 40


        26   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                 Term of                                            Portfolios         Other
                                               Office* and           Principal                       in Fund           Board
                               Position(s)      Length of          Occupation(s)                     Complex        Memberships
                                Held with         Time              During Past                     Overseen          Held by
Name, Address and Age             Fund           Served             Five Years                     by Trustee         Trustee
===================================================================================================================================
Andrew Beagley                  Chief             Since     Director of CGM (since 2000); Director    N/A               N/A
CAM                             Anti-Money        2002      of Compliance, North America, CAM
399 Park Avenue, 4th Floor      Laundering                  (since 2000); Chief Anti-Money
New York, NY 10022              Compliance                  Laundering Compliance Officer and Vice
Age 40                          Officer                     President of certain mutual funds
                                                            associated with Citigroup; Director
                                                            of Compliance, Europe, the Middle
                                                            East and Africa, CAM (from 1999 to
                                                            2000); Compliance Officer, Salomon
                                                            Brothers Asset Management Limited,
                                                            Smith Barney Global Capital
                                                            Management Inc., Salomon Brothers
                                                            Asset Management Asia Pacific Limited
                                                            (from 1997 to 1999)

Kaprel Ozsolak                  Controller        Since     Vice President of CGM; Controller of      N/A               N/A
CAM                                               2002      certain mutual funds associated
125 Broad Street, 11th Floor                                with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel               Secretary and     Since     Managing Director and General Counsel     N/A               N/A
CAM                             Chief Legal       2003      of Global Mutual Funds for CAM and its
300 First Stamford Place        Officer                     predecessor (since 1994); Secretary of
4th Floor                                                   CFM; Secretary and Chief Legal Officer
Stamford, CT 06902                                          of mutual funds associated with
Age 48                                                      Citigroup

----------
* Each Trustee and Officer serves until his or her successors has been duly elected and qualified.

** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


        27   Smith Barney Social Awareness Fund   |   2004 Annual Report

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2004:

      o For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 95.50%.

      o For taxable non-corporate shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of qualified dividend income distributed by the Fund is provided to shareholders on their Form 1099-Div annually.

      o     Total long-term capital gain distribution paid of $854,302.

A total of 8.32% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


        28   Smith Barney Social Awareness Fund   |   2004 Annual Report

--------------------------------------------------------------------------------
SMITH BARNEY
SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
R. Jay Gerken, CFA
  Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Ellen S. Cammer
Vice President and
Investment Officer

Charles P. Graves III, CFA
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.
PFSDistributors, Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662

--------------------------------------------------------------------------------
Smith Barney Equity Funds
--------------------------------------------------------------------------------

Smith Barney Social Awareness Fund

The Fund is a separate investment fund of the Smith Barney Equity Funds, a Massachusetts business trust.

[UNION LOGO]

[RECYCLE LOGO] Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

This report is submitted for the general information of the shareholders of Smith Barney Equity Funds -- Smith Barney Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY SOCIAL AWARENESS FUND

Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

(C)2004 Citigroup Global Markets Inc.
Member NASD, SIPC

FD0912 3/04                                                              04-6268

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Ms. Jane Dasher, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee's financial expert. Ms. Dasher is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Smith Barney Equity Funds of $31,500 and $29,300 for the years ended 1/31/04 and 1/31/03.

         (b) Audit-Related Fees for Smith Barney Equity Funds of $0 and $0 for the years ended 1/31/04 and 1/31/03.

         (c) Tax Fees for Smith Barney Equity Funds of $2,100 and $2,000 for the years ended 1/31/04 and 1/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Equity Funds.

         (d) There were no all other fees for Smith Barney Equity Funds for the years ended 1/31/04 and 1/31/03.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f)   N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Smith Barney Equity Funds Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Equity Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Equity Funds


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Equity Funds

Date: April 2, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Equity Funds

Date: April 2, 2004


By:   /s/ Richard L. Peteka
      Richard L. Peteka
      Chief Financial Officer of
      Smith Barney Equity Funds

Date: April 2, 2004